UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

On November 22, 2022, Lincoln National Corporation (the “Company” or “we”) closed the public offering of 500,000 depositary shares (the “Series C Depositary Shares”), each representing a 1/25th interest in a share of the Company’s 9.250% Fixed Rate Reset Non-Cumulative Preferred Stock, Series C, liquidation preference $25,000 per share (the “Series C Preferred Stock”) and 20,000,000 depositary shares (the “Series D Depositary Shares,” and together with the Series C Depositary Shares, the “Depositary Shares”), each representing a 1/1,000th interest in a share of the Company’s 9.000% Non-Cumulative Preferred Stock, Series D, liquidation preference $25,000 (the “Series D Preferred Stock” and, together with the Series C Preferred Stock, the “Preferred Stock”). The ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Company that rank junior to, or on parity with, the Preferred Stock will be subject to certain restrictions in the event that we do not declare and pay (or set aside) dividends on the Preferred Stock for the last preceding dividend period. The terms of the Series C Preferred Stock, including such restrictions, are more fully described in the Articles of Amendment for the Series C Preferred Stock, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference. The terms of the Series D Preferred Stock, including such restrictions, are more fully described in the Articles of Amendment for the Series D Preferred Stock, a copy of which is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2022, we filed Articles of Amendment with the Secretary of State of the State of Indiana to establish the preferences, limitations and relative rights of the Series C Preferred Stock and Series D Preferred Stock. Each of the Articles of Amendment, copies of which are attached as Exhibit 3.1 and Exhibit 3.2 hereto and incorporated herein by reference, became effective upon filing.

Item 8.01. Other Events.

The offering and sale of the Series C Depositary Shares and Series C Preferred Stock was completed pursuant to the prospectus dated September 25, 2020, filed as a part of the Company’s Registration Statement on Form S-3 (File No. 333-249058) (the “Form S-3”), as supplemented by a prospectus supplement in preliminary form dated November 14, 2022 and in final form dated November 15, 2022, and a free writing prospectus dated November 15, 2022.

The offering and sale of the Series D Depositary Shares and Series D Preferred Stock was completed pursuant to the prospectus dated September 25, 2020, filed as a part of the Form S-3, as supplemented by a prospectus supplement in preliminary form dated November 15, 2022 and in final form dated November 15, 2022, and a free writing prospectus dated November 15, 2022.

The following documents are being filed with this Current Report on Form 8-K and are incorporated herein by reference: (i) each Deposit Agreement, dated November 22, 2022, among the Company and Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares, (ii) each Form of Preferred Stock Certificate, (iii) each Form of Depositary Receipt, (iv) each validity opinion and consent of Eric B. Wilmer with respect to the Depositary Shares and the Preferred Stock and (v) each validity opinion and consent of Wachtell, Lipton, Rosen & Katz with respect to the Depositary Shares and the Preferred Stock.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Amendment of the Restated Articles of Incorporation of the Company designating the 9.250% Fixed Rate Reset Non-Cumulative Preferred Stock, Series C, dated November 18, 2022.

3.2	Articles of Amendment of the Restated Articles of Incorporation of the Company designating the 9.000% Non-Cumulative Preferred Stock, Series D, dated November 18, 2022.

4.1	Deposit Agreement with respect to the 9.250% Fixed Rate Reset Non-Cumulative Preferred Stock, Series C, dated November 22, 2022, by and among the Company, Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Deposit Agreement with respect to the 9.000% Non-Cumulative Preferred Stock, Series D, dated November 22, 2022, by and among the Company, Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein.

4.3	Form of 9.250% Fixed Rate Reset Non-Cumulative Preferred Stock, Series C Stock Certificate (included as Exhibit A to Exhibit 3.1 above).

4.4	Form of 9.000% Non-Cumulative Preferred Stock, Series D Stock Certificate (included as Exhibit A to Exhibit 3.2 above).

4.5	Form of Depositary Receipt with respect to the 9.250% Fixed Rate Reset Non-Cumulative Preferred Stock, Series C (included as Exhibit A to Exhibit 4.1 above).

4.6	Form of Depositary Receipt with respect to the 9.000% Non-Cumulative Preferred Stock, Series D (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion of Eric B. Wilmer, Assistant Vice President and Senior Counsel of the Company, with respect to the 9.250% Fixed Rate Reset Non-Cumulative Preferred Stock, Series C.

5.2	Opinion of Wachtell, Lipton, Rosen & Katz with respect to the 9.250% Fixed Rate Reset Non-Cumulative Preferred Stock, Series C.

5.3	Opinion of Eric B. Wilmer, Assistant Vice President and Senior Counsel of the Company, with respect to the 9.000% Non-Cumulative Preferred Stock, Series D.

5.4	Opinion of Wachtell, Lipton, Rosen & Katz, with respect to the 9.000% Non-Cumulative Preferred Stock, Series D.

23.1	Consent of Eric B. Wilmer with respect to the 9.250% Fixed Rate Reset Non-Cumulative Preferred Stock, Series C opinion (included in Exhibit 5.1).

23.2	Consent of Wachtell, Lipton, Rosen & Katz with respect to the 9.250% Fixed Rate Reset Non-Cumulative Preferred Stock, Series C opinion (included in Exhibit 5.2).

23.3	Consent of Eric B. Wilmer with respect to the 9.000% Non-Cumulative Preferred Stock, Series D opinion (included in Exhibit 5.3).

23.4	Consent of Wachtell, Lipton, Rosen & Katz with respect to the 9.000% Non-Cumulative Preferred Stock, Series D opinion (included in Exhibit 5.4).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Randal J. Freitag
Name:	Randal J. Freitag
Title:	Executive Vice President and Chief Financial Officer

Date: November 22, 2022